UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

THIRD COAST BANCSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41028	46-2135597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20202 Highway 59 North Suite 190
Humble, Texas	77338
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281 446-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TCBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 25, 2023, at the Annual Meeting of Shareholders (the “Annual Meeting”) of Third Coast Bancshares, Inc. (the “Company”), the Company’s shareholders approved the amendment and restatement (the “Amendment”) of Article VI of the Company’s first amended and restated certificate of formation to authorize a new class of non-voting common stock, par value $1.00 per share (“Non-Voting Common Stock”). The Amendment is described in further detail in the Company’s definitive proxy statement for the Annual Meeting filed on April 20, 2023 (the “Definitive Proxy Statement”). The Amendment became effective upon the filing of the Certificate of Amendment to the Certificate of Formation of the Company (the “Certificate of Amendment”) with the Secretary of State of the State of Texas on May 25, 2023.

The description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1, and incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 25, 2023, the Company held its Annual Meeting to consider and act upon the items listed below:

1.

The shareholders of the Company elected the individuals listed below to serve on the Company’s board of directors as Class A directors until the Company’s 2026 annual meeting of shareholders and until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal by the votes set forth in the table below:

	For	Against	Abstain	Broker Non-Vote
W. Donald Brunson	5,632,822	3,337,300	583,020	1,271,233
Bart O. Caraway	6,111,912	2,860,710	580,520	1,271,233
Shelton J. McDonald	6,882,934	2,079,712	590,496	1,271,233
Tony Scavuzzo	7,745,579	1,799,864	7,699	1,271,233

2.

The shareholders of the Company ratified the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
8,824,456	1,995,420	4,499	—

3.

The shareholders of the Company approved the amendment and restatement of Article VI of the Company’s first amended and restated certificate of formation to authorize a new class of Non-Voting Common Stock by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
7,791,153	1,708,916	53,073	1,271,233

4.

The shareholders of the Company approved, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), upon the conversion of the Company’s Series A Convertible Non-Cumulative Preferred Stock, par value $1.00 per share, the Company’s Series B Convertible Perpetual Preferred Stock, par value $1.00 per share (“Series B Preferred Stock”), or, if Proposal 3 is approved at the annual meeting, Non-Voting Common Stock, or upon exercise of warrants to purchase an aggregate of 175,000 shares of common stock (or, at the election of the warrant holder in accordance with the terms of the warrant agreement, Series B Preferred Stock, or, if Proposal 3 is approved at the annual meeting, Non-Voting Common Stock) at an exercise price equal to $22.50 per share.

For	Against	Abstain	Broker Non-Vote
7,663,107	1,840,994	49,041	1,271,233

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to Certificate of Formation of Third Coast Bancshares, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD COAST BANCSHARES, INC.

DATE: May 26, 2023	By:	/s/ R. John McWhorter
R. John McWhorter
Chief Financial Officer